                                                                 EXECUTION COPY

                               SUBSIDIARY GUARANTY

         This SUBSIDIARY GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, this "GUARANTY"), dated as of November 17, 1999, is made by PRIMEDIA REFERENCE INC., a Delaware corporation ("PRI"), AMERICAN GUIDANCE SERVICE INC., a Minnesota corporation ("AGS"), LIFETIME LEARNING SYSTEMS, INC., a Delaware corporation ("LLS"), AGS INTERNATIONAL SALES, INC., a Minnesota corporation ("AIS"), FUNK & WAGNALLS YEARBOOK CORPORATION, a Delaware corporation ("FW"), and GARETH STEVENS, INC., a Wisconsin corporation ("GS"), each other Subsidiary (as defined below) of each of the Borrowers (as defined below) a signatory hereto, and each other Person which may from time to time hereafter become a party hereto pursuant to SECTION
5.5 (each, individually, an "ADDITIONAL GUARANTOR", and, collectively, the "ADDITIONAL GUARANTORS", and, together with each of the signatories hereto, each, individually, a "GUARANTOR", and, collectively, the "GUARANTORS"), in favor of BANK OF AMERICA, N.A., as administrative agent (together with its successor(s) thereto, in such capacity the "ADMINISTRATIVE AGENT") for each of the Secured Parties.


                              W I T N E S S E T H:

         WHEREAS, pursuant to a Credit Agreement, dated as of November 17, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Weekly Reader Corporation, a Delaware corporation ("WRC"), and JLC Learning Corporation, a Delaware corporation ("JLC" and, together with WRC, the "BORROWERS"), WRC Media Inc. (formerly known as EAC II Inc.), a Delaware corporation and parent of JLC ("HOLDINGS"), as a guarantor, the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), DLJ Capital Funding, Inc., as the Syndication Agent (in such capacity, the "SYNDICATION AGENT"), the Lead Arranger and the Sole Book Running Manager, the Administrative Agent, and General Electric Capital Corporation, as the documentation agent (in such capacity, the "DOCUMENTATION AGENT") for the Lenders, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers;

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty;

         WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and


                                      -1-

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         WHEREAS, it is in the best interests of each Guarantor to execute this
Guaranty inasmuch as each Guarantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrowers by the Lenders and the Issuers pursuant to the Credit Agreement;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Borrowers pursuant to the Credit Agreement, and to induce Secured Parties to enter into Rate Protection Agreements, each Guarantor agrees, for the benefit of each Secured Party, as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "ADDITIONAL GUARANTOR" and "ADDITIONAL GUARANTORS" are defined in the PREAMBLE.

         "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

         "BORROWERS" is defined in the FIRST RECITAL.

         "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "GUARANTOR" and "GUARANTORS" are defined in the PREAMBLE.

         "GUARANTY" is defined in the PREAMBLE.

         "HOLDINGS" is defined in the FIRST RECITAL.

         "LENDERS" is defined in the FIRST RECITAL.

         SECTION 1.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.


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                                   ARTICLE II

                               GUARANTY PROVISIONS

         SECTION 2.1. GUARANTY. Each Guarantor hereby absolutely, unconditionally and irrevocably

               (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of each Borrower and each other Obligor, now or hereafter existing, whether for principal, interest, Reimbursement Obligations, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)), and

               (b) indemnifies and holds harmless each Secured Party and each holder of a Note for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under this Guaranty;

PROVIDED, HOWEVER, that each Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Secured Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of such Guarantor hereunder.

         SECTION 2.2. ACCELERATION OF GUARANTY. Each Guarantor agrees that, in the event of any Default described in any of clauses (a) through (d) of Section
8.1.9 of the Credit Agreement, and if such Default shall occur at a time when any of the Obligations of any Borrower or any other Obligor may not then be due and payable, such Guarantor will pay to the Lenders forthwith the full amount which would be payable hereunder by such Guarantor if all such Obligations were then due and payable.

         SECTION 2.3. GUARANTY ABSOLUTE, ETC. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of each Borrower and each other


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Obligor have been paid in full in cash, all obligations of each Guarantor hereunder shall have been paid in full in cash, all Letters of Credit have been terminated or expired, all Rate Protection Agreements have been terminated and all Commitments shall have terminated. Each Guarantor guarantees that the Obligations of each Borrower and each other Obligor will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party or any holder of any Note with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of the Credit Agreement or any other Loan Document;

                  (b) the failure of any Secured Party or any holder of any Note

                           (i) to assert any claim or demand or to enforce any
                  right or remedy against any Borrower, any other Obligor or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                           (ii) to exercise any right or remedy against any
                  other guarantor (including any Guarantor) of, or collateral securing, any Obligations of any Borrower or any other Obligor;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Borrower or any other Obligor, or any other extension, compromise or renewal of any Obligation of any Borrower or any other Obligor;

                  (d) any reduction, limitation, impairment or termination of any Obligations of any Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of any Borrower or any other Obligor or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Loan Document;


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                  (f) any addition, exchange, release, surrender or
         non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Note securing any of the Obligations of any Borrower or any other Obligor; or

                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Borrower, any other Obligor, any surety or any guarantor.

         SECTION 2.4. REINSTATEMENT, ETC. Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by any Secured Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of any Borrower or any other Obligor or otherwise, all as though such payment had not been made.

         SECTION 2.5. WAIVER, ETC. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of any Borrower or any other Obligor and of this Guaranty and any requirement that the Administrative Agent, any other Secured Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against any Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of such Borrower or such other Obligor, as the case may be.

         SECTION 2.6. POSTPONEMENT OF SUBROGATION, ETC. Each Guarantor hereby agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the prior payment in full in cash of all Obligations of each Borrower and each other Obligor, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments. Any amount paid to any Guarantor on account of any such subrogation rights prior to the payment in full in cash of all Obligations of each Borrower and each other Obligor shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note and credited and applied against the Obligations of each Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of the Credit Agreement; PROVIDED, HOWEVER, that if


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                  (a) such Guarantor has made payment to the Secured Parties and each holder of a Note of all or any part of the Obligations of any Borrower or any other Obligor, and

                  (b) all Obligations have been paid in full in cash, all Letters of Credit have been terminated or expired, all Rate Protection Agreements have been terminated and all Commitments have been permanently terminated, each Secured Party and each holder of a Note agrees that, at such Guarantor's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations of such applicable Borrower or such applicable Obligor resulting from such payment by such Guarantor. In furtherance of the foregoing, for so long as any Obligations, Letters of Credit, Rate Protection Agreements or Commitments remain outstanding, each Guarantor shall refrain from taking any action or commencing any proceeding against any Borrower or any other Obligor (or any of their respective successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amount in respect of any payment made under this Guaranty to any Secured Party or any holder of a Note.

         SECTION 2.7. RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of SECTION 2.6. The provisions of this SECTION 2.7 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and each other Secured Party, and each Guarantor shall remain liable to the Administrative Agent and each other Secured Party for the full amount by such Guarantor hereunder.

         SECTION 2.8. SUCCESSORS, TRANSFEREES AND ASSIGNS; TRANSFERS OF NOTES, ETC. This Guaranty shall:

                  (a) be binding upon each Guarantor, and its successors, transferees and assigns; and

                  (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of CLAUSE (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person


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or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of
Section 11.11 and Article IX of the Credit Agreement.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants for itself unto each Secured Party as to all matters contained in Article VI of the Credit Agreement and this ARTICLE III, in each case insofar as applicable to such Guarantor or such Guarantor's properties, together with all related definitions and ancillary provisions, all of which are hereby incorporated into this ARTICLE III as though specifically set forth herein.

         SECTION 3.2. ORGANIZATION, ETC. Each Guarantor and each of its Subsidiaries is validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification (except where the failure to be so qualified or in good standing as a foreign entity could not reasonably be expected to have a Material Adverse Effect), and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Guaranty and each Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it (except where the failure to hold any such license, permit or other approval could not reasonably be expected to have a Material Adverse Effect).

         SECTION 3.3. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by each Guarantor of this Guaranty and each other Loan Document executed or to be executed by it, such Guarantor's participation in the consummation of all aspects of the Transaction, and the execution, delivery and performance by such Guarantor (if applicable) of the agreements executed and delivered in connection with the Transaction are in each case within such Guarantor's powers, have been duly authorized by all necessary action, and do not

                  (a) contravene any (i) Organic Documents of such Guarantor,
         (ii) contractual restriction binding on or affecting such Guarantor,
         (iii) court


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         decree or order binding on or affecting such Guarantor or (iv) law or governmental regulation binding on or affecting such Guarantor; or

                  (b) result in, or require the creation or imposition of, any Lien on any such Guarantor's properties (except as permitted by this Agreement).

         SECTION 3.4. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person (other than those that have been, or on the Closing Date will be, duly obtained or made and which are, or on the Closing Date will be, in full force and effect) is required for the consummation of the Transaction or the due execution, delivery or performance by any Guarantor of this Guaranty or any other Loan Document to which it is a party, or for the due execution, delivery and/or performance of Transaction Documents by such Guarantor (if applicable), or the consummation of the Transaction by such Guarantor (if applicable). None of the Guarantors or any of its respective Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 3.5. VALIDITY, ETC. This Guaranty and the Transaction Documents to which it is a party constitute, and each other Loan Document executed by each Guarantor will, on the due execution and delivery thereof, constitute, the Guarantor in accordance with their respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).


                                   ARTICLE IV

                                 COVENANTS, ETC.

         SECTION 4.1. AFFIRMATIVE COVENANTS. Each Guarantor covenants and agrees that, until all Letters of Credit have terminated or expired, all Rate Protection Agreements have terminated, all Commitments have terminated, all Obligations have been paid in full in cash and all obligations of such Guarantor hereunder shall have been paid in full in cash, such Guarantor will, and will cause each of its Subsidiaries to, perform, comply with and be bound by all the agreements, covenants and obligations contained in the Credit Agreement applicable to such Guarantor, such Subsidiary or their respective properties. Each such agreement, covenant and obligation contained in the


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Credit Agreement and all related definitions and ancillary provisions are hereby incorporated into this Guaranty as though specifically set forth herein.


                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

         SECTION 5.1. LOAN DOCUMENT. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 5.2. BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. In addition to, and not in limitation of, SECTION 2.8, this Guaranty shall be binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and each holder of a Note and their respective successors, transferees and assigns (to the fullest extent provided pursuant to SECTION 2.8); PROVIDED, HOWEVER, that no Guarantor may assign any of its obligations hereunder without the prior written consent of all Lenders.

         SECTION 5.3. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 5.4. NOTICES. All notices and other communications provided for hereunder shall be in writing and mailed or telecopied or delivered, if to a Guarantor, to such Guarantor in care of Holdings at the address of Holdings specified in the Credit Agreement, and, if to the Administrative Agent, to the Administrative Agent at the address of the Administrative Agent specified in the Credit Agreement, or as to any party, at such other address as shall be designated by such party in a written notice to the Agent or the Guarantors (in care of Holdings), as the case may be, complying as to delivery with the terms of this Section. All such notices and other communications, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by facsimile, shall be deemed given when the confirmation thereof is received by the transmitter.

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         SECTION 5.5. ADDITIONAL GUARANTORS. Upon the execution and delivery by any other Person of an instrument in the form of ANNEX I hereto, such Person shall become a "Guarantor" hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

         SECTION 5.6. NO WAIVER; REMEDIES. In addition to, and not in limitation of, SECTION 2.3 and SECTION 2.5, no failure on the part of any Secured Party or any holder of a Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 5.7. CAPTIONS. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

         SECTION 5.8. SETOFF. In addition to, and not in limitation of, any rights of any Secured Party or any holder of a Note under applicable law, each Secured Party and each such holder shall, upon the occurrence of any Default described in any of clauses (a) through (d) of Section 8.1.9 of the Credit Agreement or, with the consent of the Required Lenders, upon the occurrence of any Event of Default, have the right to appropriate and apply to the payment of the obligations of any Guarantor owing to it hereunder, whether or not then due, and such Guarantor hereby grants to each Secured Party and each such holder a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with such Secured Party, or such holder or any agent or bailee for such Secured Party or such holder; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement.

         SECTION 5.9. SEVERABILITY. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         SECTION 5.10. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE

ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 5.11. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY SECURED PARTY OR ANY GUARANTOR RELATING THERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) IN THE COURTS OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE LOCATED IN NEW YORK COUNTY OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE LOCATED IN NEW YORK COUNTY OF THE STATE OF NEW YORK, FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED UNDER

APPLICABLE LAW) SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

         SECTION 5.12. WAIVER OF JURY TRIAL. THE SECURED PARTIES AND THE GUARANTORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE GUARANTORS RELATING THERETO. THE GUARANTORS ACKNOWLEDGE AND AGREE THAT EACH SUCH PERSON HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH SUCH PERSON IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT, THIS GUARANTY AND EACH SUCH OTHER LOAN DOCUMENT.

         SECTION 5.13. COUNTERPARTS. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                                         RIMEDIA REFERENCE INC.


                                                        By /s/Charles Laurey
                                                           --------------------
                                                           Name:Charles Laurey
                                                           Title:


                                                        AMERICAN GUIDANCE
                                                        SERVICE INC.



                                                        By /s/Charles Laurey
                                                           --------------------
                                                           Name:Charles Laurey
                                                           Title:


                                                        LIFETIME LEARNING
                                                           SYSTEMS, INC.



                                                        By /s/Charles Laurey
                                                           --------------------
                                                           Name:Charles Laurey
                                                           Title:

                                                        AGS INTERNATIONAL SALES,
                                                        INC.



                                                        By /s/Charles Laurey
                                                           --------------------
                                                           Name:Charles Laurey
                                                           Title:

                                                        FUNK & WAGNALLS
YEARBOOK
CORPORATION



                                                        By /s/Charles Laurey
                                                           --------------------
                                                           Name:Charles Laurey
                                                           Title:

                                                          GARETH STEVENS, INC.



                                                        By /s/Charles Laurey
                                                           --------------------
                                                           Name:Charles Laurey
                                                           Title:

ACCEPTED BY:

BANK OF AMERICA, N.A.
 as Administrative Agent


By /s/Peter Hall
  --------------
  Name:Peter Hall
  Title:

                                                                      ANNEX I to
                                                             Subsidiary Guaranty


         SUPPLEMENT NO. ___ dated as of ________ __, ____ (this "SUPPLEMENT"), to the Subsidiary Guaranty, dated as of November 17, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "GUARANTY"), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to Section 5.5 thereof (each, individually, a "GUARANTOR", and, collectively, the "GUARANTORS"), in favor of the Secured Parties (as defined in the Guaranty).


                              W I T N E S S E T H:

         WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty; and

         WHEREAS, the Guaranty provides that additional parties may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement; and

         WHEREAS, pursuant to the provisions of Section 5.5 of the Guaranty, the undersigned is becoming an Additional Guarantor under the Guaranty; and

         WHEREAS, the undersigned desires to become a Guarantor under the Guaranty in order to induce the Secured Parties to continue to make Credit Extensions under the Credit Agreement as consideration therefor;

         NOW, THEREFORE, the undersigned agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. In accordance with the Guaranty, the undersigned by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto as a Guarantor and the undersigned hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each reference to a "Guarantor" or an "Additional Guarantor" in the Guaranty shall be deemed to include the undersigned.

         SECTION 2. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

         SECTION 3. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.

         SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired.

         SECTION 5. Without limiting the provisions of the Credit Agreement (or any other Loan Document, including the Guaranty), the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including reasonable attorneys' fees and expenses of the Administrative Agent.

         SECTION 6. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SECTION 7. WITHOUT LIMITING THE EFFECT OF SECTION 5.11 OF THE GUARANTY, THE SECURED PARTIES AND THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE LOCATED IN NEW YORK COUNTY OF THE STATE OF NEW YORK, FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE UNDERSIGNED IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE UNDERSIGNED HAS OR HEREAFTER MAY

ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED UNDER APPLICABLE
LAW) SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SUPPLEMENT, THE GUARANTY AND THE OTHER LOAN DOCUMENTS.

         SECTION 8. WITHOUT LIMITING THE EFFECT OF SECTION 5.12 OF THE GUARANTY, THE SECURED PARTIES AND THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS SUPPLEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE UNDERSIGNED RELATING THERETO. THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT, THIS SUPPLEMENT, THE GUARANTY AND EACH SUCH OTHER LOAN DOCUMENT.

         SECTION 9. This Supplement hereby incorporates by reference the provisions of the Guaranty, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Guaranty.

         SECTION 10. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to the Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                                       [ADDITIONAL GUARANTOR], a
                                                         -------- --------


                                                        By
                                                          ----------------------
                                                        Name:
                                                        Title:


ACCEPTED BY:

BANK OF AMERICA, N.A.
  as Administrative Agent


By
  ---------------------------
  Name:
  Title: